EXHIBIT 10.36.1

RECORDING REQUESTED BY
   Northwestern Mutual Life

When Recorded Mail to:

The Northwestern Mutual Life
Insurance Company
Nadine T. Hansohn - Room N16WC
720 E. Wisconsin Avenue
Milwaukee, WI 53202

Loan No. 332757



                        FIRST AMENDMENT TO DEED OF TRUST
                     AND SECURITY AGREEMENT (FIRST PRIORITY)
                                       AND
                        FIRST AMENDMENT TO DEED OF TRUST
                    AND SECURITY AGREEMENT (SECOND PRIORITY)
                                       AND
                     FIRST AMENDMENT TO ABSOLUTE ASSIGNMENT
                               OF LEASES AND RENTS
                         (Mission West Properties, L.P.)












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RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn:  Nadine T. Hansohn
Loan No. 332757           SPACE ABOVE THIS LINE FOR RECORDER'S USE

  FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT (FIRST PRIORITY) AND FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT (SECOND PRIORITY) AND
           FIRST AMENDMENT TO ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
                         (Mission West Properties, L.P.)

     THIS FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT (First Priority) AND FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT (Second Priority) AND THIS FIRST AMENDMENT TO ABSOLUTE ASSIGNMENT OF LEASES AND RENTS (this "First Amendment"), is made and entered into as of the 5th ay of November, 2008 by and between MISSION WEST PROPERTIES, L.P., a Delaware limited partnership, 10050 Bandley Drive, Cupertino, CA 95014, herein called "Borrower", THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, herein called "Lender":

                                    RECITALS

     A. Borrower has previously executed that certain Deed of Trust and Security Agreement (First Priority) (the "First Priority Lien Instrument") in favor of Lender, dated January 3, 2003 executed by Borrower and recorded January 9, 2003 as Document No. 16735201 in the Official Records of Santa Clara County,
California, covering certain real property (the "Property") located in the County of Santa Clara, State of California and more particularly described in Exhibit A attached thereto.

     B. Borrower has previously executed that certain Deed of Trust and Security Agreement and Assignment of Leases and Rents (Second Priority) (the "Second
Priority Lien Instrument") in favor of Lender, dated January 3, 2003 and recorded January 9, 2003 as Document No. 16735207 in the Official Records of Santa Clara County, California, covering the Property.

     C. Borrower has previously executed that certain Absolute Assignment of Leases and Rents (First Priority) (the "Assignment of Leases and Rents") in favor of Lender, dated January 3, 2008 and recorded January 9, 2003 as Document No. 16735204 in the Official Records of Santa Clara County, California, assigning the leases and rents for the Property.

     D. The parties hereto desire to enter in this First Amendment for the purpose of amending the First Priority Lien Instrument, the Second Priority Lien Instrument and the Assignment of Leases and Rents.

     NOW, THEREFORE, in consideration of the foregoing facts and the covenants contained herein and other valuable consideration receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. Unless otherwise defined herein, words and terms used herein shall have the same meaning as defined in the First Priority Lien Instrument, the Second Priority Lien Instrument and the Assignment of Leases and Rents.

     2. That Exhibit "A", Legal Description, attached to the First Priority Lien Instrument shall be deleted and replaced with Exhibit "A" attached hereto which shall now include the four new substitute properties.

     3. That Exhibit "B", Facilities List, attached to the First Priority Lien Instrument shall be deleted and replaced with the Exhibit "B" attached hereto.

     4. That the definition of "Note "on page five of the First Priority Lien Instrument is hereby amend and restated as follow:

          "Note: The Promissory Note dated January 3, 2003 executed by Grantor in the original principal amount of TWENTY-EIGHT MILLION EIGHT HUNDRED SIXTY-EIGHT THOUSAND SIX HUNDRED FIFTY-FIVE Dollars ($28,868,655.00), payable to Beneficiary or its order, with final maturity no later than February 1, 2013, as amended by that certain First Amendment To Promissory Note dated November 4, 2008, amending the principal amount of the Promissory Note to be Forty-Eight Million Nine

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     Hundred    Sixty-Eight    Thousand   Five   Hundred    Forty-One    Dollars
     ($48,968,541.00),   and  with  interest  as  therein  expressed,   and  all
     modifications, renewals or extensions of such Promissory Note. "


     5. That Exhibit "A", Legal Description, attached to the Second Priority Lien Instrument shall be deleted and replaced with Exhibit "A" attached hereto which shall now include the four new substitute properties.

     6. That Exhibit "B", Facilities List, attached to the Second Priority Lien Instrument shall be deleted and replaced with the Exhibit "B" attached hereto.

     7. That the definition of "Notes "on page five of the Second Priority Lien Instrument is hereby amended and restated as follow:

          "Notes: The Promissory Note dated January 3, 2003 executed by Mission West Properties, L.P. I , a Delaware limited partnership in the original principal amount of Twenty Nine Million Eight Hundred Eleven Thousand Three Hundred Sixty-Nine Dollars ($29,811,369.00) as amended by that certain First Amendment To Promissory Note dated November 4, 2008, amending the principal balance of such Promissory Note to be Twenty-Three Million One Hundred Forty-Two Thousand Six Hundred Thirty-One Dollars ($23,142,631.00), payable to Beneficiary or its order, and the Promissory Note dated January 3, 2003 executed by Mission West Properties, L.P. II, a Delaware limited partnership in the original principal amount of Forty One Million Three Hundred Nineteen Thousand Nine Hundred Seventy-Six Dollars ($41,319,976.00) as amended by that certain First Amendment To Promissory Note dated November 4, 2008, amending the principal balance of such Promissory Note to be Nine Million Five Hundred Fifteen Thousand Eight Hundred Seventy-Seven Dollars ($9,515,877.00), payable to Beneficiary or its order, and each with final maturity no later than February 1, 2013 and with interest as therein expressed, and all modifications, renewals or extensions of such Promissory Notes."

     8. That the definition of "Other Note "on page 5 of the Second Priority Lien Instrument is hereby amend and restated as follow:

          "Other Note: The Promissory Note dated January 3, 2003 executed by Grantor in the original principal amount of Twenty Eight Million Eight
     Hundred Sixty-Eight Thousand Six Hundred Fifty-Five Dollars ($28,868,655.00) as amended by that certain First Amendment To Promissory Note dated November, 2008, amending the principal balance of such Promissory Note to be Forty-Eight Million Nine Hundred Sixty-Eight Thousand Five Hundred Forty-One Dollars ($48,968,541.00), payable to Beneficiary or its order, with final maturity no later than February 1, 2013 and with interest as therein expressed, and all modifications, renewals or extensions of such Promissory Note."

     9. That Exhibit "A", Legal Description, attached to the Assignment of Leases and Rents shall deleted and replaced with the Exhibit "A" attached hereto which shall now include the four new substitute properties.

     10. That except as hereby amended the said First Priority Lien Instrument, the Second Priority Lien Instrument and the Assignment of Leases and Rents shall remain in full force and effect, unchanged and in all respects, ratified and confirmed.

     11. That nothing herein contained shall affect the priority of the First Priority Lien Instrument, the Second Priority Lien Instrument or the Assignment of Leases and Rents over other liens, charges, encumbrances or conveyances nor shall it release or change the liability of any party who may now or hereafter be liable, primarily or secondarily, under or on account of the Note, Notes or Other Notes, as herein defined.






                (Remainder of the page intentionally left blank)

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IN WITNESS WHEREOF, this First Amendment has been executed by the undersigned as of the date and year first above written.

                                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

                                 By: Northwestern Investment Management Company,
                                     LLC, a Delaware limited liability company,
                                     its wholly-owned affiliate and authorized
                                     representative

                                     By:        /S/ Michael P. Cusick
                                        ----------------------------------------
                                        Michael P. Cusick
                                        Managing Director

                                     Attest:    /S/ Donna L. Lemanczyk
                                           -------------------------------------
                                           Donna L. Lemanczyk
                                           Assistant Secretary

                                        CALIFORNIA ACKNOWLEDGMENT
                                             ALL-PURPOSE
STATE OF WISCONSIN                  )
                                    )ss.
COUNTY OF MILWAUKEE                 )

On November 5, 2008, before me, Janet M. Szukalski, a Notary Public, personally appeared Michael P. Cusick and Donna L. Lemanczyk, who proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

                                 WITNESS my hand and official seal.

                                 Signature     /S/ Janet M. Szukalski
                                          -------------------------------
                                          Janet M. Szukalski
                                          Name (typed or printed)
(Place Notary Seal Above)                 My Commission expires:  April 22, 2012


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                                       MISSION WEST PROPERTIES, L.P.,
                                       a Delaware limited partnership

                                       By:  Mission West Properties, Inc.,
                                            a Maryland corporation,
                                            its general partner

                                            By:      /S/ Raymond V. Marino
                                               ---------------------------------
                                            Name:    Raymond V. Marino
                                                 -------------------------------
                                            Title:   President & COO
                                                  ------------------------------


                                       CALIFORNIA ACKNOWLEDGMENT
                                            ALL-PURPOSE
STATE OF California                 )
                                    )ss.
COUNTY OF         Santa Clara       )

On November 7, 2008 , before me, Vanessa Almanza , a Notary Public, personally appeared Raymond V. Marino , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

                                  WITNESS my hand and official seal.

                                  Signature    /S/ Vanessa Almanza
                                           --------------------------------
                                           Vanessa Almanza
                                           Name (typed or printed)
(Place Notary Seal Above)                  My Commission expires: March 29, 2011



This  instrument  was  prepared  by  Brenda  Stugelmeyer,   Attorney,   for  The
Northwestern   Mutual  Life  Insurance  Company,   720  East  Wisconsin  Avenue,
Milwaukee, WI 53202.

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                         First Priority Lien Instrument
                                        &
                         Second Priority Lien Instrument
                                        &
                       First Priority Absolute Assignment

                                   Exhibit "A"


                                (Mission West LP)

                               AUTOMATION PARKWAY

PARCEL ONE:

PARCEL 1, AS SHOWN ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997, IN BOOK 698 OF MAPS, PAGE(S) 1 AND 2.

RESERVING THEREFROM AN EASEMENT FOR INGRESS AND OVER THAT PORTION OF LAND DESIGNATED AND DELINEATED AS "C.O.E.- 30'" RECIPROCAL-INGRESS, EGRESS- EASEMENT" ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON DECEMBER 23, 1997 IN BOOK 698 OF MAPS, PAGES 1 AND 2.

PARCEL TWO:

AN EASEMENT FOR INGRESS AND EGRESS OVER THOSE PORTION OF PARCEL 2 DESIGNATED AND DELINEATED AS "C.O.E.- 30' RECIPROCAL-INGRESS, EGRESS-EASEMENT" ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997 IN BOOK 698 OF MAPS, PAGES 1 AND 2.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS OVER THOSE PORTION OF PARCEL 3 DESIGNATED AND DELINEATED AS "C.O.E-26'RECIPROCAL-INGRESS, EGRESS-EASEMENT" ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997 IN BOOK 698 OF MAPS, PAGES 1 AND 2.

ASSESSORS PARCEL NO:  244-13-015


                               CENTRAL EXPRESSWAY

PARCEL ONE:

PARCEL 1, AS SHOWN ON THAT CERTAIN PARCEL MAP, FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON MAY 13, 1993 IN BOOK 646 OF MAPS AT PAGES 46 THROUGH 49.

PARCEL ONE-A:

AN EASEMENT FOR PRIVATE STORM DRAIN PURPOSES LYING WITHIN ADJUSTED PARCEL 3 AS DESCRIBED IN DOCUMENT NO. 14686937 FILED ON MARCH 4, 1999, SANTA CLARA COUNTY OFFICIAL RECORDS, IN THE CITY OF SANTA CLARA, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, AS GRANTED IN THE DEED RECORDED APRIL 30, 2003 AS INSTRUMENT NO. 17003231, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

A STRIP OF LAND 10 FEET IN  WIDTH,  THE  CENTERLINE  OF WHICH  IS  DESCRIBED  AS
FOLLOWS:

BEGINNING AT A POINT ON A WESTERLY BOUNDARY LINE OF SCOTT BOULEVARD, SAID POINT OF BEGINNING LYING SOUTH 10(degree) 47' 21" EAST, 65.47 FEET ALONG SAID LINE FROM THE NORTHEASTERLY MOST CORNER OF

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ADJUSTED  PARCEL 3, AS SAID SCOTT  BOULEVARD IS SHOWN ON THE PARCEL MAP RECORDED
IN BOOK 646 OF MAPS, PAGES 46-49; THENCE, FROM SAID POINT OF BEGINNING, SOUTH 66(degree) 18' 19" WEST, 61.73 FEET; THENCE, NORTH 89(degree) 28' 22" WEST,
230.74 FEET ALONG THE CENTER LINE OF HEREIN DESCRIBED 10 FOOT STRIP; THENCE, SOUTH 68(degree) 33' 26" WEST, 48.95 FEET; THENCE, SOUTH 73(degree) 57' 57" WEST, 161.44 FEET; THENCE, NORTH 89(degree) 33' 16" WEST, 15.36 FEET TO THE TERMINATION OF HEREIN DESCRIBED STRIP IN THE WESTERNMOST BOUNDARY OF SAID ADJUSTED PARCEL 3.

PARCEL ONE-B:

AN EASEMENT FOR SANITARY SEWER OVER THAT PORTION OF PARCEL 4, DESIGNATED "15' X 438.12' P.S.S.E. ESTABLISHED HEREON TO BENEFIT PARCELS 1 AND 2", AS SHOWN ON THE PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON MAY 13, 1993 IN BOOK 646 OF MAPS, PAGES 46 THRU 49, PURSUANT TO THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS RECORDED MAY 13, 1993 IN BOOK M775, PAGE 1281, OFFICIAL RECORDS.

PARCEL ONE-C:

AN EASEMENT FOR STORM DRAIN OVER ALL THOSE PORTIONS OF PARCEL 2, DESIGNATED "10' P.S.D.E. ESTABLISHED HEREON TO BENEFIT PARCELS 1 AND 2", AS SHOWN ON THE PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON MAY 13, 1993 IN BOOK 646 OF MAPS, PAGES 46 THRU 49, PURSUANT TO THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS RECORDED MAY 13, 1993 IN BOOK M775, PAGE 1281, OFFICIAL RECORDS.

PARCEL ONE-D:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR ACCESS AS GRANTED IN THE GRANT AND QUITCLAIM OF EASEMENTS RECORDED DECEMBER 4, 2000 AS INSTRUMENT NO. 15481192, OFFICIAL RECORDS.


                                  WALSH AVENUE

PARCEL TWO:

A PORTION OF PARCEL 5, AS SHOWN ON THAT CERTAIN PARCEL MAP, FILED FOR RECORD ON MAY 13, 1993 IN BOOK 646 OF MAPS AT PAGES 46, 47, 48 AND 49 SANTA CLARA COUNTY RECORDS AND A PORTION OF 3.924 NET ACRE PARCEL AS SHOWN ON RECORD OF SURVEY FILED FOR RECORD ON MAY 22, 1959 IN BOOK 106 OF MAPS AT PAGE 54, SANTA CLARA COUNTY RECORDS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE WESTERLY BOUNDARY OF SCOTT BOULEVARD AT A SOUTHEASTERLY CORNER OF SAID PARCEL 5, AS SAID BOULEVARD AND PARCEL ARE SHOWN ON SAID MAP, SAID POINT BEING THE NORTHEASTERLY CORNER OF PARCEL "A" AS SHOWN ON RECORD OF SURVEY MAP FILED FOR RECORD ON FEBRUARY 10, 1967 IN BOOK 219 OF MAPS, AT PAGE 5, SANTA CLARA COUNTY RECORDS;

THENCE ALONG THE COMMON BOUNDARIES OF SAID PARCEL 5 AND SAID PARCEL "A", NORTH 89(degree) 28' 12" WEST, 120.00 FEET AND SOUTH 0(degree) 59' 10" WEST, 124.00
FEET TO THE NORTHERLY BOUNDARY OF THE "MARCIA J. MC MANUS PROPERTY", AS SHOWN ON RECORD OF SURVEY MAP FILED FOR RECORD ON JANUARY 13, 1961 IN BOOK 128 OF MAPS AT PAGE 48, SANTA CLARA COUNTY RECORDS.

THENCE, ALONG THE COMMON BOUNDARIES OF SAID PARCEL 5 AND SAID MC MANUS PROPERTY, NORTH 89(degree) 28' 12" WEST, 62.89 FEET TO THE TRUE POINT OF BEGINNING.

THENCE FROM SAID TRUE POINT OF BEGINNING CONTINUING ALONG A COMMON BOUNDARY OF SAID PARCEL 5 AND SAID MC MANUS PROPERTY SOUTH 0(degree) 57' 22" WEST, 100.00 FEET TO THE NORTHEASTERLY CORNER OF THAT CERTAIN PARCEL DESCRIBED IN THE DEED FROM WILLIAM MCCANN, ET US, TO JOSEPH N. GRESHAM, ET UX, BY INSTRUMENT DATED APRIL 20, 1956 AND RECORDED APRIL 23, 1956 IN BOOK 3474 OF OFFICIAL RECORDS, PAGE 190;

THENCE, ALONG THE COMMON BOUNDARIES OF SAID PARCEL 5 AND SAID PARCEL FROM MCCANN TO GRESHAM,

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NORTH  89(degree)  28' 12" WEST,  15.00 FEET AND SOUTH  0(degree)  57' 22" WEST,
165.00 FEET TO A NORTHERLY BOUNDARY OF THAT CERTAIN 3.924 NET ACRE PARCEL AS SHOWN ON RECORD OF SURVEY MAP FILED FOR RECORD ON MAY 22, 1959 IN BOOK 106 OF MAPS, AT PAGE 54, SANTA CLARA COUNTY RECORDS;

THENCE,  ALONG LAST SAID  NORTHERLY  BOUNDARY,  SOUTH  89(degree)  28' 12" EAST,
197.75 FEET TO THE WESTERLY BOUNDARY OF SAID SCOTT BOULEVARD;

THENCE, ALONG LAST SAID BOUNDARY SOUTH 00(degree) 59' 10" WEST, 2.96 FEET TO THE NORTHERLY END OF RETURN FOR NORTHWEST CORNER OF SCOTT BOULEVARD AND WALSH AVENUE AS SHOWN ON RECORD OF SURVEY MAP FILED ON JULY 17, 1967 IN BOOK 225 OF MAPS, PAGES 14 AND 15, SANTA CLARA COUNTY RECORDS;

THENCE, ALONG SAID RETURN ON A TANGENT CURVE DEFLECTING TO THE RIGHT WITH A RADIUS OF 140.00 FEET, THROUGH A CENTRAL ANGLE OF 18(degree) 00' 00" AN ARC DISTANCE OF 43.98 FEET;

THENCE ALONG A TANGENT CURVE DEFLECTING TO THE RIGHT WITH A RADIUS OF 40.00 FEET, THROUGH A CENTRAL ANGLE OF 53(degree) 30' 56" AN ARC DISTANCE OF 37.36 FEET;

THENCE ALONG A TANGENT CURVE DEFLECTING TO THE RIGHT WITH A RADIUS OF 140.00 FEET, THROUGH A CENTRAL ANGLE OF 18(degree) 00' 00" AN ARC DISTANCE OF 43.98 FEET TO THE NORTHERLY BOUNDARY OF SAID WALSH AVENUE;

THENCE, NORTH 89(degree) 29' 54" WEST, 670.84 FEET TO AN EASTERLY BOUNDARY OF PARCEL 1 AS SHOWN ON PARCEL MAP FILED FOR RECORD ON SEPTEMBER 19, 1990 IN BOOK 618 OF MAPS AT PAGES 36, 37 AND 38, SANTA CLARA COUNTY RECORDS.

THENCE, ALONG THE COMMON BOUNDARY OF SAID PARCEL 1 AND 3.924 NET ACRE PARCEL, NORTH 01(degree) 04' 25" EAST, 343.57 FEET TO THE SOUTHWESTERLY CORNER OF PARCEL 4 AS SHOWN ON FIRST SAID PARCEL MAP;

THENCE, ALONG THE COMMON BOUNDARY OF SAID PARCEL 4 AND SAID 3.294 NET ACRE PARCEL SOUTH 89(degree) 29' 54" EAST 362.84 FEET TO A WESTERLY CORNER OF SAID PARCEL 5;

THENCE,  ALONG A  COMMON  BOUNDARY  OF  SAID  PARCELS  4 AND 5 AND ITS  EASTERLY
PROJECTION SOUTH 89(degree) 28' 12" EAST, 200.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL TWO-A:

A RIGHT OF WAY FOR INGRESS AND EGRESS OVER A STRIP OF LAND 20 FEET WIDE, THE CENTER LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE QUARTER SECTION LINE RUNNING NORTH AND SOUTH THROUGH THE CENTER OF SECTION 34, TOWNSHIP 6 SOUTH, RANGE 1 WEST, M.D.B. & M. DISTANT THEREON SOUTH 0(degree) 03' WEST 100 FEET FROM THE NORTHEAST CORNER OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SECTION 34, TOWNSHIP 6 SOUTH, RANGE 1 WEST M.D.B. &
M. SAID NORTHEAST CORNER ALSO BEING THE NORTHEASTERLY CORNER OF THAT CERTAIN 2 ACRE TRACT OF LAND DESCRIBED IN THE DEED FROM JOSEPH F. COSTA ET AL., TO GEO P. PETERSON, ET UX, DATED JANUARY 2, 1947, RECORDED JANUARY 3, 1947 IN BOOK 1403 OFFICIAL RECORDS, PAGE 295, SANTA CLARA COUNTY RECORDS; THE TRUE POINT OF BEGINNING OF THE RIGHT OF WAY TO BE DESCRIBED; THENCE LEAVING SAID QUARTER SECTION LINE AND RUNNING PARALLEL WITH THE NORTHERLY LINE OF SAID 2 ACRE TRACT SOUTH 89(degree) 45' WEST 250.60 FEET TO THE NORTHEASTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO JOSEPH N. GRESHAM ET UX IN DEED RECORDED APRIL 23, 1956 IN BOOK 3474, PAGE 190, OFFICIAL RECORDS.

LESS THAT PORTION LYING WITHIN THE RIGHT-OF-WAY OF SCOTT BOULEVARD.

PARCEL TWO-B:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR ACCESS AS GRANTED IN THE GRANT AND QUITCLAIM OF EASEMENTS RECORDED DECEMBER 4, 2000 AS INSTRUMENT NO. 15481192, OFFICIAL RECORDS.

APN:  224-45-022 AND 224-45-027 AND 224-45-028 AND 224-45-029

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                         First Priority Lien Instrument
                                        &
                       Second Priority Absolute Assignment

                                   Exhibit "B"


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